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                                   EXHIBIT 10(a)

                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 20, 2002, covering the audited financial statements of Variable Account D (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-43799 for Fortis Benefits Insurance Company Variable Account D on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 17, 2002